                                                                    EXHIBIT 20.1

                        WFS FINANCIAL 2003-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 29, 2004
                     for Distribution Date of March 22, 2004
                                    Class A-1

Original Principal Balance                                                                267,000,000.00
                                                                                                              PER $1000
                                                                                                              ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS       BALANCE
             Principal Amount of Notes as of Prior Distribution Date                                0.00      0.000000

             Principal Amount of Notes as of Current Distribution Date                              0.00      0.000000
                                              Pool Factor                                       0.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:
             Note Monthly Principal Distributable Amount                          0.00                        0.000000
             Plus: Prior Principal Carryover                                      0.00                        0.000000
                                                                        --------------
             Total Principal Distributable Amount                                 0.00                        0.000000

             Principal Distribution Amount                                        0.00                        0.000000
                                                                        --------------
             Current Principal Carryover                                                            0.00      0.000000

INTEREST DISTRIBUTABLE AMOUNT:
             Note Monthly Interest Distributable Amount                           0.00                        0.000000
             Plus: Prior Interest Carryover                                       0.00                        0.000000
                                                                        --------------
             Total Interest Distributable Amount                                  0.00                        0.000000

             Interest Distribution Amount                                         0.00                        0.000000
                                                                        --------------
             Current Interest Carryover                                                             0.00      0.000000

                                                                                                              PER $1000
                                                                                                              AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                     ORIG PRIN BAL
             Aggregate Principal Balance                                895,471,071.32
             Overcollateralization Amount                                35,818,842.85
             Servicing Fee                                                  971,160.00                        0.719378
             Spread Account                                               6,750,000.00
             Net Change in Spread Account                                         0.00
             Net Collections                                             43,000,697.41
             Aggregate Principal Balance of Delinquent Contracts          6,006,261.46
             Aggregate Spread Account Reduction                          36,281,488.86
             Total Initial Spread Deposit Repayment                      (6,750,000.00)
                                                                        --------------
             Certificate Distributable Amount                            29,531,488.86
                                                                        ==============

                        WFS FINANCIAL 2003-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 29, 2004
                     for Distribution Date of March 22, 2004
                                    Class A-2

Original Principal Balance                                                                  313,000,000.00

                                                                                                                   PER $1000
                                                                                                                   ORIG PRIN
AGGREGATE BALANCES:                                                                                 TOTALS          BALANCE
             Principal Amount of Notes as of Prior Distribution Date                        157,895,727.25        504.459192

             Principal Amount of Notes as of Current Distribution Date                      127,629,485.09        407.761933
                                              Pool Factor                                         0.407762

PRINCIPAL DISTRIBUTABLE AMOUNT:
             Note Monthly Principal Distributable Amount                 30,266,242.16                             96.697259
             Plus: Prior Principal Carryover                                      0.00                              0.000000
                                                                        --------------
             Total Principal Distributable Amount                        30,266,242.16                             96.697259

             Principal Distribution Amount                               30,266,242.16                             96.697259
                                                                        --------------
             Current Principal Carryover                                                              0.00          0.000000

INTEREST DISTRIBUTABLE AMOUNT:
             Note Monthly Interest Distributable Amount                     197,369.66                              0.630574
             Plus: Prior Interest Carryover                                       0.00                              0.000000
                                                                        --------------
             Total Interest Distributable Amount                            197,369.66                              0.630574

             Interest Distribution Amount                                   197,369.66                              0.630574
                                                                        --------------
             Current Interest Carryover                                                               0.00          0.000000
                                                                                                                   PER $1000
                                                                                                                   AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                          ORIG PRIN BAL
             Aggregate Principal Balance                                895,471,071.32
             Overcollateralization Amount                                35,818,842.85
             Servicing Fee                                                  971,160.00                              0.719378
             Spread Account                                               6,750,000.00
             Net Change in Spread Account                                         0.00
             Net Collections                                             43,000,697.41
             Aggregate Principal Balance of Delinquent Contracts          6,006,261.46
             Aggregate Spread Account Reduction                          36,281,488.86
             Total Initial Spread Deposit Repayment                      (6,750,000.00)
                                                                        --------------
             Certificate Distributable Amount                            29,531,488.86
                                                                        ==============

                        WFS FINANCIAL 2003-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 29, 2004
                     for Distribution Date of March 22, 2004
                                    Class A-3

Original Principal Balance                                                                326,000,000.00
                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS          BALANCE

             Principal Amount of Notes as of Prior Distribution Date                      326,000,000.00        1000.000000

             Principal Amount of Notes as of Current Distribution Date                    326,000,000.00        1000.000000
                                              Pool Factor                                       1.000000
PRINCIPAL DISTRIBUTABLE AMOUNT:
             Note Monthly Principal Distributable Amount                          0.00                             0.000000
             Plus: Prior Principal Carryover                                      0.00                             0.000000
                                                                        --------------
             Total Principal Distributable Amount                                 0.00                             0.000000

             Principal Distribution Amount                                        0.00                             0.000000
                                                                        --------------
             Current Principal Carryover                                                            0.00           0.000000
INTEREST DISTRIBUTABLE AMOUNT:
             Note Monthly Interest Distributable Amount                     551,483.33                             1.691667
             Plus: Prior Interest Carryover                                       0.00                             0.000000
                                                                        --------------
             Total Interest Distributable Amount                            551,483.33                             1.691667

             Interest Distribution Amount                                   551,483.33                             1.691667
                                                                        --------------
             Current Interest Carryover                                                             0.00           0.000000
                                                                                                                 PER $1000
                                                                                                                 AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                        ORIG PRIN BAL
             Aggregate Principal Balance                                895,471,071.32
             Overcollateralization Amount                                35,818,842.85
             Servicing Fee                                                  971,160.00                            0.719378
             Spread Account                                               6,750,000.00
             Net Change in Spread Account                                         0.00
             Net Collections                                             43,000,697.41
             Aggregate Principal Balance of Delinquent Contracts          6,006,261.46
             Aggregate Spread Account Reduction                          36,281,488.86
             Total Initial Spread Deposit Repayment                      (6,750,000.00)
                                                                        --------------
             Certificate Distributable Amount                            29,531,488.86
                                                                        ==============

                        WFS FINANCIAL 2003-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 29, 2004
                     for Distribution Date of March 22, 2004
                                    Class A-4

Original Principal Balance                                                                282,000,000.00
                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS          BALANCE
             Principal Amount of Notes as of Prior Distribution Date                      282,000,000.00        1000.000000

             Principal Amount of Notes as of Current Distribution Date                    282,000,000.00        1000.000000
                                              Pool Factor                                       1.000000
PRINCIPAL DISTRIBUTABLE AMOUNT:
             Note Monthly Principal Distributable Amount                          0.00                             0.000000
             Plus: Prior Principal Carryover                                      0.00                             0.000000
                                                                        --------------
             Total Principal Distributable Amount                                 0.00                             0.000000

             Principal Distribution Amount                                        0.00                             0.000000
                                                                        --------------
             Current Principal Carryover                                                            0.00           0.000000
INTEREST DISTRIBUTABLE AMOUNT:
             Note Monthly Interest Distributable Amount                     643,900.00                             2.283333
             Plus: Prior Interest Carryover                                       0.00                             0.000000
                                                                        --------------
             Total Interest Distributable Amount                            643,900.00                             2.283333

             Interest Distribution Amount                                   643,900.00                             2.283333
                                                                        --------------
             Current Interest Carryover                                                             0.00           0.000000
                                                                                                                 PER $1000
                                                                                                                 AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                        ORIG PRIN BAL
             Aggregate Principal Balance                                895,471,071.32
             Overcollateralization Amount                                35,818,842.85
             Servicing Fee                                                  971,160.00                             0.719378
             Spread Account                                               6,750,000.00
             Net Change in Spread Account                                         0.00
             Net Collections                                             43,000,697.41
             Aggregate Principal Balance of Delinquent Contracts          6,006,261.46
             Aggregate Spread Account Reduction                          36,281,488.86
             Total Initial Spread Deposit Repayment                      (6,750,000.00)
                                                                        --------------
             Certificate Distributable Amount                            29,531,488.86
                                                                        ==============

                        WFS FINANCIAL 2003-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 29, 2004
                     for Distribution Date of March 22, 2004
                                    Class B-1

Original Principal Balance                                                                57,375,000.00

                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                              TOTALS           BALANCE
             Principal Amount of Notes as of Prior Distribution Date                      47,734,462.85         831.973209

             Principal Amount of Notes as of Current Distribution Date                    45,848,118.85         799.095753
                                              Pool Factor                                      0.799096
PRINCIPAL DISTRIBUTABLE AMOUNT:
             Note Monthly Principal Distributable Amount                  1,886,344.00                           32.877455
             Plus: Prior Principal Carryover                                      0.00                            0.000000
                                                                        --------------
             Total Principal Distributable Amount                         1,886,344.00                           32.877455

             Principal Distribution Amount                                1,886,344.00                           32.877455
                                                                        --------------
             Current Principal Carryover                                                           0.00           0.000000
INTEREST DISTRIBUTABLE AMOUNT:
             Note Monthly Interest Distributable Amount                     116,949.43                            2.038334
             Plus: Prior Interest Carryover                                       0.00                            0.000000
                                                                        --------------
             Total Interest Distributable Amount                            116,949.43                            2.038334

             Interest Distribution Amount                                   116,949.43                            2.038334
                                                                        --------------
             Current Interest Carryover                                                            0.00           0.000000
                                                                                                                 PER $1000
                                                                                                                 AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                        ORIG PRIN BAL
             Aggregate Principal Balance                                895,471,071.32
             Overcollateralization Amount                                35,818,842.85
             Servicing Fee                                                  971,160.00                            0.719378
             Spread Account                                               6,750,000.00
             Net Change in Spread Account                                         0.00
             Net Collections                                             43,000,697.41
             Aggregate Principal Balance of Delinquent Contracts          6,006,261.46
             Aggregate Spread Account Reduction                          36,281,488.86
             Total Initial Spread Deposit Repayment                      (6,750,000.00)
                                                                        --------------
             Certificate Distributable Amount                            29,531,488.86
                                                                        ==============

                        WFS FINANCIAL 2003-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 29, 2004
                     for Distribution Date of March 22, 2004
                                    Class C-1

Original Principal Balance                                                                   60,750,000.00
                                                                                                                   PER $1000
                                                                                                                   ORIG PRIN
AGGREGATE BALANCES:                                                                                 TOTALS          BALANCE
             Principal Amount of Notes as of Prior Distribution Date                         50,531,404.04         831.792659

             Principal Amount of Notes as of Current Distribution Date                       48,534,532.07         798.922339
                                              Pool Factor                                         0.798922
PRINCIPAL DISTRIBUTABLE AMOUNT:
             Note Monthly Principal Distributable Amount                  1,996,871.97                              32.870320
             Plus: Prior Principal Carryover                                      0.00                               0.000000
                                                                        --------------
             Total Principal Distributable Amount                         1,996,871.97                              32.870320

             Principal Distribution Amount                                1,996,871.97                              32.870320
                                                                        --------------
             Current Principal Carryover                                                              0.00           0.000000
INTEREST DISTRIBUTABLE AMOUNT:
             Note Monthly Interest Distributable Amount                     149,909.83                               2.467652
             Plus: Prior Interest Carryover                                       0.00                               0.000000
                                                                        --------------
             Total Interest Distributable Amount                            149,909.83                               2.467652

             Interest Distribution Amount                                   149,909.83                               2.467652
                                                                        --------------
             Current Interest Carryover                                                               0.00           0.000000
                                                                                                                   PER $1000
                                                                                                                   AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                          ORIG PRIN BAL
             Aggregate Principal Balance                                895,471,071.32
             Overcollateralization Amount                                35,818,842.85
             Servicing Fee                                                  971,160.00                               0.719378
             Spread Account                                               6,750,000.00
             Net Change in Spread Account                                         0.00
             Net Collections                                             43,000,697.41
             Aggregate Principal Balance of Delinquent Contracts          6,006,261.46
             Aggregate Spread Account Reduction                          36,281,488.86
             Total Initial Spread Deposit Repayment                      (6,750,000.00)
                                                                        --------------
             Certificate Distributable Amount                            29,531,488.86
                                                                        ==============

                        WFS FINANCIAL 2003-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 29, 2004
                     for Distribution Date of March 22, 2004
                                    Class D-1

Original Principal Balance                                                                   37,125,000.00
                                                                                                                   PER $1000
                                                                                                                   ORIG PRIN
AGGREGATE BALANCES:                                                                                 TOTALS          BALANCE
             Principal Amount of Notes as of Prior Distribution Date                         30,859,584.38         831.234596

             Principal Amount of Notes as of Current Distribution Date                       29,640,092.46         798.386329
                                              Pool Factor                                         0.798386
PRINCIPAL DISTRIBUTABLE AMOUNT:
             Note Monthly Principal Distributable Amount                  1,219,491.92                              32.848267
             Plus: Prior Principal Carryover                                      0.00                               0.000000
                                                                        --------------
             Total Principal Distributable Amount                         1,219,491.92                              32.848267

             Principal Distribution Amount                                1,219,491.92                              32.848267
                                                                        --------------
             Current Principal Carryover                                                              0.00           0.000000
INTEREST DISTRIBUTABLE AMOUNT:
             Note Monthly Interest Distributable Amount                     102,608.12                               2.763855
             Plus: Prior Interest Carryover                                       0.00                               0.000000
                                                                        --------------
             Total Interest Distributable Amount                            102,608.12                               2.763855

             Interest Distribution Amount                                   102,608.12                               2.763855
                                                                        --------------
             Current Interest Carryover                                                               0.00           0.000000
                                                                                                                   PER $1000
                                                                                                                   AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                          ORIG PRIN BAL
             Aggregate Principal Balance                                895,471,071.32
             Overcollateralization Amount                                35,818,842.85
             Servicing Fee                                                  971,160.00                               0.719378
             Spread Account                                               6,750,000.00
             Net Change in Spread Account                                         0.00
             Net Collections                                             43,000,697.41
             Aggregate Principal Balance of Delinquent Contracts          6,006,261.46
             Aggregate Spread Account Reduction                          36,281,488.86
             Total Initial Spread Deposit Repayment                      (6,750,000.00)
                                                                        --------------
             Certificate Distributable Amount                            29,531,488.86
                                                                        ==============